                                                                    EXHIBIT 10.5







                         SECURITIES PURCHASE AGREEMENT

                                     AMONG

                        PURCHASE PRO INTERNATIONAL, INC.

                                      AND

                            THE PURCHASERS LISTED ON
                               SCHEDULE I HERETO

                           Dated as of April 30, 1999

                         SECURITIES PURCHASE AGREEMENT


     SECURITIES PURCHASE AGREEMENT, dated as of April 30, 1999 (this "Agreement"), among Purchase Pro International, Inc., a Nevada corporation (the "Company"), and the Purchasers listed on Schedule I (the "Purchasers").


                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Company desires to issue to each Purchaser, and each Purchaser desires to purchase from the Company, the Shares (as such term is defined below) in such amounts as set forth next to such Purchaser on Schedule I, and

     WHEREAS, certain terms used in this Agreement are defined in Section 8.l hereof;

     NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements hereinafter contained, the parties hereto hereby agree as follows:

1.   Sale and Purchase of Shares.
     ---------------------------

     1.1   Sale and Purchase of Shares. Subject to the terms and conditions of
           ---------------------------
this Agreement, on the Closing Date (as defined in Section 3.1 hereof) the Company shall sell, assign, transfer, convey and deliver to each Purchaser, and each Purchaser shall purchase from the Company the number of shares of Series B Convertible Preferred Stock, par value $.001 per share (the "Series B Preferred Stock") listed next to such Purchaser on Schedule I (the "Shares"), for the Purchase Price (as defined in Section 2.1 below) and upon the terms and conditions hereinafter set forth.

2.   Purchase Price.
     --------------

     2.1   Amount of Purchase Price. The purchase price for the Shares shall be
           ------------------------
$3.50 per share as indicated on Schedule I (the "Purchase Price"). The Purchase Price shall be payable as provided in Section 2.2 hereof.

     2.2   Payment of the Purchase Price. At the Closing, the Purchasers shall
           -----------------------------
pay the Purchase Price by wire transfer of clearinghouse funds or by such other method as may be reasonably acceptable to the Company and the Purchasers to such account of the Company as shall have been designated in advance to the Purchasers by the Company.

3.   Closing: Termination of Agreement.
     ---------------------------------

     3.1   Closing Date. The closing of the sale and purchase of the Shares
           ------------
provided for in Section 1.1 (the "Closing") shall take place at 10:00 a.m. at the offices of the Company in Las Vegas, Nevada (or such other place as the parties hereto may mutually agree) on the date hereof (or on such other date as the parties hereto may mutually agree). The date on which the Closing is held is referred to in this Agreement as the "Closing Date." At the Closing, the parties shall execute and deliver the documents referred to in Section 7 hereof.

4.    Representations and Warranties of the Company. The Company represents and
      ---------------------------------------------
warrants to each Purchaser that:

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     4.1 Organization and Good Standing. (a) The Company is duly organized,
         ------------------------------
validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to own, lease and operate its properties and assets and to carry on its business as now conducted and as it is proposed to be conducted. The Company is duly qualified or authorized to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which the conduct of its business or the ownership of its properties or assets requires such qualification or authorization, except for those jurisdictions where the failure to be so qualified would not, individually or in the aggregate, have or result in a material adverse effect on the business, properties, results of operations, prospects or conditions (financial or otherwise) of the Company.

     (b) The authorized capital stock of the Company is as set forth on Schedule 4.l(b). Except as disclosed on Schedule 4.1 (b), there is no existing option, warrant, call, right, commitment or other agreement of any character to which the Company is a party requiring, and there are no securities of the Company outstanding which upon conversion or exchange would require, the issuance, sale or transfer of any additional shares of capital stock or other equity securities of the Company or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase shares of capital stock or other equity securities of the Company. Except as disclosed on Schedule 4.1(b), the Company is not a party to, nor aware of, any voting trust or other voting agreement with respect to any of the securities of the Company or to any agreement relating to the issuance, sale, redemption, transfer or other disposition of the capital stock of the Company.

     4.2 Authorization of Agreement: Enforceability. The Company has all
         ------------------------------------------
requisite corporate power and authority to execute and deliver this Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement or to be executed by the Company in connection with the consummation of the transactions contemplated by this Agreement (the "Transaction Documents"), and to perform fully its obligations hereunder and thereunder. The execution, delivery and performance by the Company of this Agreement and the Transaction Documents have been duly authorized by all necessary corporate action on the part of the Company and its shareholders. This Agreement and each of the Transaction Documents constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

     4.3 Subsidiaries. The Company has no Subsidiaries other than Hospitality
         ------------
Purchasing Systems, Inc. ("HPS"), which is wholly-owned by the Company. HPS is duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to own, lease and operate its properties and assets and to carry on its business as now conducted and as it is proposed to be conducted. The Company owns 100% of the outstanding stock of HPS and no person has any right to acquire any stock in HPS.

     4.4 Consents of Third Parties. None of the execution and delivery by the
         -------------------------
Company of this Agreement and the Transaction Documents, the consummation of the transactions contemplated hereby or thereby, or compliance by the Company with any of the provisions hereof or thereof will (a) conflict with, or result in the breach of, any provision of the articles of incorporation or by-laws of the Company; (b) conflict with, violate, result in the breach of termination of, or constitute a default or give rise to any right of termination or acceleration or right to increase the obligations or

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otherwise modify the terms thereof under any Contract, Permit or Order to which the Company is a party or by which the Company or any of its properties or assets is bound; (c) constitute a violation of any Law applicable to the Company; or (d) result in the creation of any Lien upon the properties or assets of the Company, other than, in the case of clauses (b), (c) and (d), any such conflict, violation, breach, termination, acceleration or other event which, individually or in the aggregate, could not reasonably be expected to cause a Material Adverse Change. Other than those which have been obtained or made, no material consent, waiver, approval, Order, Permit or authorization of, or declaration of filing with, or notification to, any Person or Governmental Body is required on the part of the Company in connection with the execution and delivery of this Agreement or the Transaction Documents, or the compliance by the Company with any of the provisions hereof or thereof.

     4.5 Authorization of Preferred Shares. The issuance, sale, and delivery of
         ---------------------------------
the Shares have been duly authorized by all requisite action of the Company, and, when issued, sold, and delivered in accordance with this Agreement, the Shares and the Common Stock deliverable upon conversion of the Shares will be validly issued and outstanding, fully paid, and nonassessable, with no personal liability attaching to the ownership thereof, and, except as may be set forth in the Amended and Restated Stockholders Agreement dated as of this date, not subject to preemptive or any other similar rights of the shareholders of the Company or others.

     4.6 Financial Statements. Attached hereto collectively as Schedule 4.6 are
         --------------------
(a) copies of the unaudited balance sheets of the Company as of March 31, 1999 and the related unaudited statements of income and cash flows for the three months then ended (the "Unaudited Financial Statements") and (b) the unaudited balance sheet of the Company as of December 31, 1998, and the related consolidated statements of income and cash flows for such year ended (such statements and the Unaudited Financial Statements, are referred to herein as the "Financial Statements"). Each of the Financial Statements was prepared in good faith by the Company, is complete and correct in all materials respects, has been prepared in accordance with GAAP and in conformity with the practices consistently applied by the Company and presents fairly the financial position, results of operations and cash flows of the Company as of the dates and for the periods indicated, except for the absence of footnotes and year end adjustments for 1998 year end.

     4.7 No Undisclosed Liabilities.
         ---------------------------

     (a) Except as set forth on Schedule 4.7(a), the Company has no liabilities (whether accrued, absolute, contingent or otherwise, and whether due or to become due or asserted or unasserted), except (a) obligations under Contracts described in Schedule 4.13 or under Contracts that are not required to be disclosed thereon as a result of dollar thresholds therein; (b) liabilities provided for in the Unaudited Financial Statements; (c) liabilities (other than accounts payable) incurred since the Unaudited Financial Statements, in the ordinary course of business, the sum of which is, in the aggregate, no greater than $50,000; and (d) accounts payable in excess of those shown on the Unaudited Financial Statements, incurred in the ordinary course of business, the sum of which is, in the aggregate, not greater than $50,000. Unless specifically disclosed as a breach on Schedule 4.7, disclosure of a Contract on Schedule 4.13 shall not be indicative of a breach of any provision of such Contract.

     (b) Except as set forth on schedule 4.7(b), the Company does not have any indebtedness to Charles E. Johnson, Jr.

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     4.8 Absence of Certain Developments.
         -------------------------------

     (a) Since the date of the Unaudited Financial Statements:

          (i) there has not been any Material Adverse Change nor has any event occurred which could reasonably be expected to result in any Material Adverse Change; or

          (ii) there has not been any damage, destruction or loss, whether or not covered by insurance, with respect to the property and assets of the Company having a replacement cost of more than $10,000 for any single loss or $50,000 for all such losses;

          (iii) there has not been any declaration, setting a record date, setting aside or authorizing the payment of, any dividend or other distribution in respect of any shares of capital stock of the Company or any repurchase, redemption or other acquisition by the Company, of any of the outstanding shares of capital stock or other securities of, or other ownership interest in, the Company;

          (iv) there has not been any transfer, issue, sale or other disposition by the Company of any shares of capital stock or other securities of the Company or any grant of options, warrants, calls or other rights to purchase or otherwise acquire shares of such capital stock or such other securities;

          (v) except with respect to the hiring of new Employees in the ordinary course of business whose annual compensation in the aggregate is not greater than $250,000 (exclusive of benefits), the Company has not awarded or paid any bonuses to Employees of the Company nor has the Company entered into any employment, deferred compensation, severance or similar agreements (nor amended any such agreement) or agreed to increase the compensation payable or to become payable by it to any of the Company's directors, officers, Employees, agents or Representatives or agreed to increase the coverage or benefits available under any severance pay, termination pay, vacation pay, company awards, salary continuation for disability, sick leave, deferred compensation, bonus or other incentive compensation, insurance, pension or other employee benefit plan, payment or arrangement made to, for or with such directors, officers, Employees, agents or Representatives, other than in the ordinary course of business consistent with past practice which increases in the aggregate do not exceed $50,000 in annual cost to the Company, and other than as may have been required by law or insurers;

          (vi) the Company has not made any loans, advances or capital contributions to, or investments in, any Person or paid any fees or expenses to any Affiliate of the Company, other than for reimbursement of expenses in the ordinary course of business consistent with past practices;

          (vii) the Company has not mortgaged, pledged or subjected to any material Lien any of its assets, or acquired any assets or sold, assigned, transferred, conveyed, leased or otherwise disposed of any assets, except for assets acquired or sold, assigned, transferred, conveyed, leased or otherwise disposed of in the ordinary course of business consistent with past practice;

          (viii) the Company has not discharged or satisfied any material Lien, or paid any obligation or liability (fixed or contingent), except in the ordinary course of business consistent with past practice and which, in the aggregate, would not be material to the Company;

          (ix) the Company has not canceled or compromised any debt or claim or amended, canceled, terminated, relinquished, waived or released any Contract or right except in the ordinary course of business consistent with past practice and which, in the aggregate, would not be material to the Company;

          (x) the Company has not transferred or granted any rights under any contracts, leases, licenses, agreements or Intangible Property (as defined in Section 4.12 hereof) used by the Company in its business which reasonably could be expected to result in a Material Adverse Change; and

          (xi) the Company has not made any binding commitment to make any capital expenditures or capital additions or betterments in excess of $50,000 in the aggregate.

     4.9 Taxes.
         ------

     (a) The amount, if any, shown on the Unaudited Financial Statements, as provision for Taxes is sufficient for payment of all accrued and unpaid federal, state, county, local and foreign Taxes for the period then ended and all prior periods.

     (b) The Company has filed all Tax Returns (federal, state, county, local and foreign) required to be filed by it and all such returns are true and correct in all material respects. All Taxes shown to be due and payable on such returns, any assessments imposed, and to the Company's knowledge all other Taxes due and payable by the Company on or before the Closing have been paid or will be paid prior to the time they become delinquent.

     (c) Federal Income Tax Returns of the Company have not been audited by the Internal Revenue Service, and no controversy with respect to Taxes of any type is pending or, to the best of the Company' s knowledge, threatened.

     (d) Neither the Company nor any of its stockholders has ever filed (i) an election pursuant to Section 1362 of the Code that the Company be taxed as an S Corporation or (ii) consent pursuant to Section 341(f) of the Code relating to collapsible corporations.

     (e) The Company's net operating losses, if any, for federal income tax purposes, as set forth in the Financial Statements, are not subject to any limitations imposed by Section 382 of the Code, and consummation of the transactions contemplated by this Agreement or by any other agreement, understanding or commitment, contingent or otherwise, to which the Company is a party or by which it is otherwise bound will not have the effect of limiting the Company's ability to use such net operating losses in full to offset such taxable income.

     (f) The Company has not waived any statute of limitation in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

     (g) The Company is not a party to any Income Tax allocation or sharing agreement.

     (h) The Company is not and has never been a member of an Affiliated Group filing a consolidated Federal Income Tax Return.

     (i) The Company is not a "United States real property holding corporation" within the meaning of Section 847(c)(2) of the Internal Revenue Code of 1986, as amended.

     4.10 Real Property.
          -------------

     (a) The Company does not own any real property.

     (b) The Company has good, legal, and marketable title to all of its assets, including all properties and assets free and clear of all Liens, except those assets disposed of since the date of the Unaudited Financial Statements in the ordinary course of business and except for Liens incurred in the ordinary course of business which would not impair the Company's use of such property in any material way.

     (c) Schedule 4.10(c) sets forth a complete list of all real property and interests in real property leased by the Company (each a "Real Property Lease," and collectively, the "Real Property Leases") as lessee or lessor. The Company has good and marketable title to the leasehold estates in all Real Property Leases in each case free and clear of all Liens, except for Liens incurred in the ordinary course of business which would not impair the Company's use of such property in any material way. The Company has no reason to believe that such title would not be insurable subject to customary exceptions.

     (d) Each of the Real Property Leases is valid and enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and there is no material default under any Real Property Lease by the Company or, to the best knowledge of the Company, by any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a material default thereunder.

     (e) No previous or current party to any Real Property Lease has given notice of or made a claim with respect to any breach or default thereunder. With respect to those Real Property Leases that were assigned or subleased to the Company by a third party, all necessary consents to such assignments or subleases have been obtained.

     4.11 Tangible Personal Property.
          --------------------------

     (a) Schedule 4.11(a) sets forth all leases of personal property ("Personal Property Leases") involving annual payments in excess of $50,000 relating to personal property used in the business of the Company or to which the Company is a party or by which the Company or any of its respective properties or assets is bound. The Company has made available to each Purchaser true, correct and complete copies of the Personal Property Leases, together with all amendments, modifications, supplements or side letters affecting the obligations of any party thereunder.

     (b) (i) Each of the Personal Property Leases is in full force and effect and is valid, binding and enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and there is no material default under any Personal

Property Lease by the Company or, to the best knowledge of the Company, by any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a material default thereunder; and

          (ii) No previous or current party to any such Personal Property Lease has given notice of or made a claim with respect to any breach or default thereunder.

     (c) With respect to those Personal Property Leases that were assigned or subleased to the Company by a third party, all necessary consents to such assignments or subleases have been obtained.

     (d) The Company has good, legal and marketable title to all of the material items of tangible personal property used by it (except as sold or disposed of subsequent to the date hereof in the ordinary course of business consistent with past practice), free and clear of any and all Liens, except for Liens incurred in the ordinary course of business which would not impair the Company's use of such property in any material way. All such items of tangible personal property which, individually or in the aggregate, are material to the operation of the business of the Company are suitable for the purposes used for the operation of the business of the Company.

     4.12 Intangible Property.
          -------------------

     (a) "Proprietary Rights" shall mean any and all of the following which have been or are used and/or owned by, and/or issued or licensed to the Company, along with all income, royalties, damages and payments due or payable at the Closing or thereafter, including, without limitation, damages and payments for past, present or future infringements or misappropriations thereof, the right to sue and recover for past infringements or misappropriations thereof and any and all corresponding rights that, now or hereafter, may be secured throughout the world: patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice) and any reissue, continuation, continuation-in-part, division, revision, extension or reexamination thereof, utility model registrations and applications; design registrations and applications; trademarks, service marks, trade dress, logos, trade names and corporate names together with all goodwill associated herewith, copyrights registered or unregistered and copyrightable works; mask works; and all registrations, applications, and renewals for any of the foregoing; trade secrets and confidential information (including without limitation, ideas, formulae, compositions, know-how, manufacturing and production processes and techniques, research and developmental information, drawings, specifications, designs, plans, proposals, technical data, financial business and marketing plans, and customer and supplier lists and related information; computer software and software systems (including, without limitations, data, databases, object code, source code, macrocyte and firmware and related documentation); other proprietary and intellectual property rights; licenses or other agreements including but not limited to those assigning, waiving or relating to rights of publicity, moral rights or neighboring rights to or from third parties; and all copies and tangible embodiments of the foregoing (in whatever form or medium), in each case including, without limitation, the items set forth on the Schedule 4.12(b) attached hereto.

     (b) Schedule 4.12(b) sets forth a complete and correct list of (i) all patents, trademark and service mark registrations, copyright registrations and other registered Proprietary Rights as well as all pending applications therefor; (ii) all corporate names, trade names and unregistered trademarks used by the Company (to the extent not reflected on other schedules attached hereto) as their own marks; (iii) all material unregistered copyrightable works authorized by the Company, mask works, and material computer software owned or licensed by the Company (other than commercial software products generally available to consumers); and (iv) all material licenses or similar agreements to which the Company is or just prior to closing was a party either in licensee or licensor for the Proprietary Rights, in each case identifying the subject Proprietary Rights.

     (c) The Company owns and possesses all right, title and interest, free and clear of all Liens, in and to, and, to the best knowledge of the Company, has a valid and enforceable right to, each of the Proprietary Rights as described on
Schedule 4.12(b), and no claim by any third party contesting the validity, enforceability, use or ownership of any of the Proprietary Rights has been made, is currently outstanding or, to the best knowledge of the Company, is threatened, except for those which could not reasonably be expected, individually or in the aggregate, to cause a Material Adverse Change; and the Proprietary Rights comprise all material intellectual property rights which are currently being used by the Company or which are necessary for the operation of the business as currently conducted by the Company, and as currently proposed to be conducted; (iii) no loss or expiration of any Proprietary Right or related group of Proprietary Rights is, to the Company's knowledge, threatened, or is pending or reasonably foreseeable, except for those which could not reasonably be expected, individually or in the aggregate, to cause a Material Adverse Change; (iv) the Company has not received any notices of, nor is the Company aware of any facts which indicate a likelihood of any infringement or misappropriation by, or conflict with, any third party with respect to any of the Proprietary Rights including, without limitation, any demand or request by the Company that such third party license any of the Proprietary Rights from the Company or to the Company; (v) to the best of the Company's knowledge, the Company has not infringed, misappropriated or otherwise conflicted with any rights, including intellectual property rights, of any third parties, and the Company is not aware of any infringement, misappropriation or conflict by the Company of any third-party patent, trademark, copyright or other intellectual property right, or of any such infringement, misappropriation or conflict which shall occur as a result of the continued operation of the business by the Company, as currently conducted or as currently proposed to be conducted, and there is no demand or request from a third party that the Company take a license under any intellectual property right; and (vi) none of the Proprietary Rights owned by or licensed to the Company are, to the best knowledge of the Company, being infringed, misappropriated or conflicted by any third party.

     (d) All of the Proprietary Rights are owned by, or properly assigned or licensed to, the Company or use thereof is otherwise authorized, except to the extent that the failure to be so owned, assigned, licensed or otherwise authorized could not reasonably be expected to, individually or in the aggregate, cause a Material Adverse Change. The Company has not disclosed, and is not aware of any disclosure by any other Person of, any of its trade secrets or confidential information to any third party other than pursuant to a written confidentiality agreement or disclosure to the Company's shareholders.

     (e) To the best knowledge of the Company, all computer software products, except for commercially available software, that are owned by Company, exclusively licensed to Company, or are otherwise required for the conduct of the Company's business (collectively "Software"), are consistently able to handle date information involving dates before and after January 1, 2000, in a manner not materially adverse to the business of the Company.

     4.13 Material Contracts.
          ------------------

     (a) Except as set forth on Schedule 4.13(a), neither the Company nor any of its respective properties or assets is a party to or bound by any (i) Contract not made in the ordinary course of business, or involving a commitment or payment in excess of $100,000 or otherwise material to the business of the Company; (ii) employment, consulting, noncompetition, severance, "golden parachute" or indemnification Contract involving, individually or in the aggregate, annual payments of more than $100,000 (including, without limitation, in each case any Contract to which the Company is a party involving Employees of the Company); (iii) Contract among shareholders or granting a right of first refusal or for a partnership or a joint venture or for the acquisition, sale or lease of any assets (except in the ordinary course of business) or capital stock of the Company or any other Person or involving a sharing of profits; (iv) mortgage, pledge, conditional sales contract, security agreement, factoring agreement or other similar Contract with respect to any real or tangible personal property of the Company; (v) loan agreement, credit agreement, promissory note, guarantee, subordination agreement, letter of credit or any other similar type of Contract; (vi) material Contract with any Governmental Body; (vii) Contract with respect to the discharge, storage or removal of Hazardous Materials; or (viii) binding commitment or agreement to enter into any of the foregoing. The Company has delivered or otherwise made available to each Purchaser true, correct and complete copies of the Contracts listed on Schedule 4.13(a) (except as noted thereon), together with all amendments, modifications, supplements or side letters affecting the obligations of any party thereunder.

     (b) (i) Each of the Contracts listed on Schedule 4.13(a) is valid and enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and there is no material default under any Contract listed on Schedule 4.13(a) by the Company or, to the best knowledge of the Company, by any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a material default thereunder.

          (ii) No previous or current party to any Contract has given notice to the Company of or made a claim with respect to any breach or default thereunder and the Company is not aware of any notice of or claim to any such breach or default.

     (c) With respect to the contracts listed on Schedule 4.13(a) that were assigned to the Company by a third party, all necessary consents to such assignment have been obtained.

     4.14 Employee Benefits.
          -----------------

     (a) The Company has not made contributions to any pension, defined benefit, or defined contribution plans for its Employees which are subject to ERISA.

     (b) Set forth on Schedule 4.14(b) is a true and complete list of each Company Benefit Plan and each Employee Agreement providing for annual compensation in excess of $75,000. Except as set forth on Schedule 4.14(b), the Company does not have any plan or commitment, whether legally binding or not, to establish any new Company Benefit Plan, to enter into any Employee Agreement or to modify or to terminate any Company Benefit Plan or Employee Agreement (except to the extent required by law or to conform any such Company Benefit Plan or Employee Agreement to the requirements of any applicable law, in each case as previously disclosed to the Purchasers, or as required by this Agreement), nor has any intention to do any of the foregoing been communicated to Employees.

     (c) The Company does not maintain or contribute to any Company Benefit Plan which provides, or has any liability to provide, life insurance, medical, severance or other employee welfare benefits to any Employee upon his retirement or termination of employment, except as may be required by Section 4980B of the Code; and (ii) the Company has never represented, promised or contracted (whether in oral or written form) to any Employee (either individually or to Employees as a group) that such Employee(s) would be provided with life insurance, medical, severance or other employee welfare benefits upon their retirement or termination of employment, except to the extent required by
Section 4980B of the Code.

     (d) The Company (i) is in compliance with all applicable federal, state and local laws, rules and regulations (domestic and foreign) respecting employment, employment practices, labor, terms and conditions of employment and wages and hours, in each case, with respect to Employees, except where the failure to be in such compliance could not reasonably be expected, individually or in the aggregate, to cause a Material Adverse Change; (ii) has withheld all amounts required by law or by agreement to be withheld from the wages, salaries and other payments to Employees; (iii) is not liable for any arrearages of wages or any taxes or any penalty for failure to comply with any of the foregoing; and
(iv) is not liable for any payment to any trust or other fund or to any governmental or administrative authority, with respect to unemployment compensation benefits, social security or other benefits for Employees.

     (e) No work stoppage or labor strike against the Company by Employees is pending or, to the best knowledge of the Company, threatened. The Company (i) is not involved in or, to the best knowledge of the Company, threatened with any significant labor dispute, grievance, or litigation relating to labor matters involving any Employees, including, without limitation, violation of any federal, state or local labor, safety or employment laws (domestic or foreign), charges of significant unfair labor practices or discrimination complaints; (ii) has not engaged in any unfair labor practices within the meaning of the National Labor Relations Act or the Railway Labor Act which would cause a Material Adverse Change; and (iii) is not presently bound by, nor has been in the past a party to or bound by, any collective bargaining agreement or union contract with respect to Employees and no such agreement or contract is currently being negotiated by the Company or any of its affiliates. No Employees are currently represented by any labor union for purposes of collective bargaining and, to the best knowledge of the Company, no activities the purpose of which is to achieve such representation of all or some of such Employees are ongoing or threatened.

     (f) No benefits shall accrue, become payable, vest or accelerate as a result of the Transaction under any Company Benefit Plan or Employee Agreement, including, but not limited to, the vesting of benefits under any "employee benefit plan" within the meaning of Section 3(3) of ERISA, the acceleration of stock or stock related awards, or the payment of any amount under any Employee Agreement or Company Benefit Plan.

     4.15 Employees.
          ----------

     To the best knowledge of the Company, no key executive Employee and no group of Employees or independent contractors of the Company has any plans to terminate his, her or its employment or relationship as an Employee or independent contractor with the Company.

     4.16 Litigation.
          ----------

     There are no Legal Proceedings pending or, to the best knowledge of the Company, threatened that question the validity of this Agreement or the Transaction Documents or any action taken or to be taken by the Company in connection with the consummation of the transactions contemplated hereby or thereby. There are no Legal Proceedings pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of its properties or assets (including Company Benefit Plans) of the Company, at law or in equity, and, to the best knowledge of the Company, there is no reasonable basis for any other such Legal Proceeding. There is no outstanding or, to the best knowledge of the Company, threatened Order of any Governmental Body against, affecting or naming the Company or affecting any of its properties or assets.

     4.17 Compliance with Laws: Permits.
          -----------------------------

     (a) The Company is and at all times has been in compliance with all Laws and Orders promulgated by any Governmental Body applicable to the Company or to the conduct of the business or operations of the Company or the use of its properties (including any leased properties) and assets, except where the failure to be in such compliance could not reasonably be expected, individually or in the aggregate, to cause a Material Adverse Change. The Company has not received, and does not know of the issuance of, any notices of violation or alleged violation of any such Law or Order by any Governmental Body.

     (b) The Company has obtained all Permits necessary for the conduct of its business as currently conducted, except where the failure to obtain a Permit could not reasonably be expected, individually or in the aggregate, to cause a Material Adverse Change. All such Permits are in full force and effect without further consent or approval of any Person. The Company has not received any notice from any source to the effect that there is lacking any such Permit required in connection with the current operations of the Company. The Company has made all required filings with Governmental Bodies, except where the failure to make such filings could not reasonably be expected, individually or in the aggregate, to cause a Material Adverse Change.

     4.18 Environmental Matters. (a) The operations of the Company have been
          ---------------------
and, as of the Closing Date, will be in compliance with all Environmental Laws, except where the failure to be in such compliance could not reasonably be expected, individually or in the aggregate, to cause a Material Adverse Change;
(b) the Company has obtained, currently maintains and, as of the Closing Date, will have all Environmental Permits necessary for its operations, other than such Environmental Permits the lack of which could not reasonably be expected, individually or in the aggregate, to cause a Material Adverse Change, all such Environmental Permits are and, as of the Closing Date, will be, in good standing; there are no Legal Proceedings pending or, to the best knowledge of the Company, threatened to revoke any such Environmental Permit; the Company is, and as of the Closing Date will be, in compliance with such Environmental Permits; and the Company has not received any notice from any source, and has not otherwise obtained knowledge, to the effect that there is lacking any Environmental Permit required in connection with the current use or operation of any Real Property Lease; (c) the Company and all of its past and current Facilities and operations are not subject to any outstanding written Order or Contract, including Environmental Laws, with any Governmental Body or Person, or to the best knowledge of the

Company, subject to any federal, state, local or foreign investigation respecting (1) Environmental Laws, (2) any Remedial Action or (3) any Environmental Claim arising from the Release or threatened Release of a Hazardous Material; (d) the Company is not subject to any Legal Proceeding alleging the violation of any Environmental Law or Environmental Permit; (e) the Company has not received (nor, to the best knowledge of the Company, has there been issued) any written communication, whether from a Governmental Body, citizens' group, Employee or any other Person, that alleges that the Company is not in compliance with any Environmental Law or Environmental Permit; (f) the Company has not caused or permitted any Hazardous Materials to remain or be disposed of, either on or under real property legally or beneficially owned or operated by the Company or on any real property not permitted to accept, store or dispose of such Hazardous Materials; (g) the Company does not have any liabilities with respect to Hazardous Materials, and no facts or circumstances exist which, in the aggregate, could give rise to liabilities with respect to Hazardous Materials; (h) none of the operations of the Company involves the generation, transportation, treatment, storage or disposal of hazardous waste or subject waste, as defined under 40 C.F.R. Parts 260-270 (in effect as of the date of this Agreement); and (i) to the best knowledge of the Company, there is not now on or in any property of the Company (1) any underground storage tanks or surface tanks, dikes or impoundments; (2) any asbestos-containing materials or (3) any polychlorinated biphenyls, that, in any such case described in this clause (i), could reasonably be expected, individually or in the aggregate, to cause a Material Adverse Change.

     4.19 Investment Company Act. The Company is not, nor is it directly or
          ----------------------
indirectly controlled by or acting on behalf of any Person that is, an investment company within the meaning of the Investment Company Act of 1940, as amended.

     4.20 Transactions with Affiliates. Except as set forth on Schedule 4.20,
          ----------------------------
the Company has not made any payment to, or received any payment from, or made or received any investment in, or entered into any transaction with, any Affiliate, including without limitation, the purchase, sale or exchange of property or the rendering of any service.

     4.21 Disclosure: Survival. This Agreement, the Financial Statements, and
          --------------------
the schedules provided in connection with this Agreement, taken as a whole and in light of the circumstances made, do not contain any untrue statement of material fact, fairly represent the business, properties, assets, and condition, financial or otherwise, of the Company in all material respects, and do not fail to state a material fact necessary in order to make the statements contained therein and herein, when taken as a whole, not misleading. There is no fact which has not been disclosed to the Purchasers of which the Company is aware and which materially adversely affects or could reasonably be anticipated to materially adversely affect the business, financial condition, operating results, earnings, assets, customer, supplier, Employee or sales representative relations or business prospects of the Company. All representations, warranties, covenants and agreements set forth in this Agreement or in any writing or certificate delivered in connection with this Agreement shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and shall not be affected by any examination made for or on behalf of any Purchaser, the knowledge of any Purchaser, or the acceptance by any Purchaser of any certificate or opinion.

     4.22 Financial Advisors. No agent, broker, investment banker, finder,
          ------------------
financial advisor or other person acting on behalf of the Company or under its authority is or will be entitled to any broker's or finder's fee or any other commission or similar fee, directly or indirectly, in connection with the transactions contemplated by this Agreement or any Transaction Document and no Person is entitled to any fee or commission or like payment in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of the Company.

     4.23 Insurance.  Schedule 4.23 lists all insurance policies carried by the
          ----------
Company covering its properties and business. Such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company and its business. The Company is not in material default with respect to its obligations under any insurance policy maintained by it.

5.  Representations and Warranties of the Purchasers. Each Purchaser hereby
    ------------------------------------------------
represents and warrants to the Company, severally, for itself only, that:

     5.1 Organization and Good Standing. Each Purchaser which is an entity is
        -------------------------------
duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation or incorporation, as applicable.

     5.2 Authorization of Agreement. (a) Each Purchaser which is an entity has
         --------------------------
full corporate or partnership power and authority to execute and deliver this Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement or to be executed by each such Purchaser in connection with the consummation of the transactions contemplated hereby and thereby (the "Purchaser Documents"), and to perform fully its obligations hereunder and thereunder. The execution, delivery and performance by such Purchaser of this Agreement and each Purchaser Document has been authorized by all necessary corporate or partnership action on behalf of such Purchaser.

     (b) This Agreement and each Purchaser Document has been duly executed and delivered by each Purchaser and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement and each Purchaser Document constitute the legal, valid and binding obligations of each Purchaser, enforceable against such Purchaser in accordance with their respective terms.

     5.3 Purchase Entirely for Own Account.  This Agreement is made with each
         ---------------------------------
Purchaser in reliance upon such Purchaser's representation to the Company, which by such Purchaser's execution of this Agreement such Purchaser hereby confirms, that the Shares to be purchased by such Purchaser and the Common Stock issuable upon conversion thereof (collectively, the "Securities") will be acquired for investment for such Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Purchaser further represents that such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities.

     5.4 Reliance Upon Purchaser's Representations.  Each Purchaser understands
      -----------------------------------------
that the Shares are not, and any Common Stock acquired on conversion thereof at the time of issuance may not be, registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on the

Purchaser's representations set forth herein. Each Purchaser realizes that the basis for the exemption may not present if, notwithstanding such representations, the Purchaser has in mind merely acquiring Shares for a fixed or determinable period in the future, or for market rise, or for sale if the market does not rise. No Purchaser has any such intention.

     5.5 Receipt of Information  Each Purchaser believes such Purchaser has
         ----------------------
received all the information such Purchaser considers necessary or appropriate for deciding whether to purchase the Shares. Each Purchaser further represents that such Purchaser has had an opportunity to questions and receive answers from the Company regarding the terms and conditions of offering of the Shares and the business, properties, prospects, and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to such Investor or to which such Purchaser had access. The foregoing, however, does not limit or modify the representations or warranties of the Company in Section 4 of this Agreement or the right of the Purchasers to rely thereon.

     5.5 Investment Experience.  Each Purchaser represents that such Purchaser
         ---------------------
is experienced in evaluating and investing in private placement transactions of securities of companies in a similar stage of development and acknowledges that such Purchaser is able to fend for himself, herself or itself, can bear the economic risk of such Purchaser's investment, and has such knowledge and experience financial and business matters that such Purchaser is capable of evaluating the merits and risks of the investment in the Shares. If other than an individual, each Purchaser represents such Purchaser has not been organized for the purpose of acquiring the Shares.

     5.6  Accredited Investor.
          -------------------

     (a) The term "Accredited Investor" as used herein refers to:

          (i) A person or entity who is a director or executive officer of the Company;

          (ii) Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in
Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

          (iii) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

          (iv) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

          (v) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of the purchase exceeds $1,000,000;

          (vi) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

          (vii) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment; or

          (viii) Any entity in which all of the equity owners are accredited investors.

     As used in this Paragraph 5.6(a), the term "net worth" means the excess of total assets over total liabilities. For the purpose of determining a person's net worth, the principal residence owned by an individual should be valued at fair market value, including the cost of improvements, net of current encumbrances. As used in this Paragraph 5.6(a), "income" means actual economic income, which may differ from adjusted gross income for income tax purposes. Accordingly, each Purchaser should consider whether such Purchaser should add any or all of the following items to such Purchaser's adjusted gross income for income tax purposes in order to reflect more accurately such Purchaser's actual economic income: any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, and alimony payments.

     (b) Each Purchaser as to such Purchaser severally and not jointly further represents to the Company that except as otherwise disclosed to the Company, in writing, prior to such Purchaser's execution hereof, such Purchaser is either:

          (i)  an Accredited Investor; or

          (ii) not an Accredited Investor and neither such Purchaser nor any beneficiary of any trust or any investment client for whose account such Purchaser is purchasing is a citizen or resident of the United States or Canada, or any state, territory or possession thereof, including but not limited to any estate of any such person, or any corporation, partnership, trust or other entity created or existing under the laws thereof, or any entity controlled or owned by any of the foregoing (a "U.S. Person").

     5.7 Restricted Securities.   Each Purchaser understands that the Shares
         ----------------------
(and any Common Stock issued on conversion thereof) may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares (or the Common Stock issued on conversion thereof) or an available exemption from registration under the Securities Act, the Shares (and any

Common Stock issued on conversion thereof) must be held indefinitely. In particular, each Purchaser is aware that the Shares (and any Common Stock issued on conversion thereof) may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about the Company. Such information is not now available and the Company has no present plans to make such information available.

     5.8  Legends.  To the extent applicable, each certificate or other
         ---------
document evidencing any of the Shares or any Common Stock issued upon conversion thereof shall be endorsed with the legends substantially in the form set forth below:

          (a) The following legend under the Securities Act:

          "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

          (b) In the case of an Investor that is not a U.S. Person and is not an Accredited Investor

          "THE SHARES REPRESENTED HEREBY HAVE BEEN ACQUIRED PURSUANT TO REGULATION S OF THE SECURITIES ACT OF 1993, AS AMENDED (THE 'ACT'), AND HAVE NOT BEEN REGISTERED UNDER THE ACT, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF ABSENT AN EFFECTIVE REGISTRATION UNDER SUCH ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

          (c) Any legend imposed or required by the Company's Bylaws or applicable state securities laws.

     5.9 Public Sales.  Each Purchaser agrees not to make, without the prior
         ------------
written consent of the Company any public offering or sale of the Shares, or any Common Stock issued upon the conversion thereof, although permitted to do so pursuant to Rule 144(k) promulgated under the Securities Act, until the earlier of (i) the date on which the Company effects its initial registered public offering pursuant to the Securities Act or (ii) the date on which it becomes a registered company pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended, or (iii) five years after the Closing of the sale of the Series B Preferred Stock to such Purchaser by the Company.

     5.10 Further Representation by Foreign Purchasers.  If any Purchaser is
          ---------------------------------------------
not a U.S. Person, such Purchaser hereby represents that such Purchaser is satisfied as to the full observance of the laws of such Purchaser's jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements with such Purchaser's jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, which may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares. Such Purchaser's subscription and payment for, and such Purchaser's continued beneficial ownership of, the Shares will not violate any applicable securities or other laws of such Purchaser's jurisdiction.

     5.11 Financial Advisors. No agent, broker, investment banker, finder,
          ------------------
financial advisor or other person acting on behalf of each Purchaser or under its authority is or will be entitled to any broker's or finder's fee or any other commission or similar fee, directly or indirectly, in connection with the transactions contemplated by this Agreement or any Transaction Document and no Person is entitled to any fee or commission or like payment in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of each Purchaser.

     5.12 Reliance. In making its decision to acquire the Shares, no Purchaser
          --------
has relied on any information provided by the Company or its representatives other than the representations and warranties contained herein and in the other documents executed in connection herewith.

     5.13 Lack of Liquidity of Investment.  The Shares have not been registered
          -------------------------------
or qualified under the Securities Act or any state securities laws and, unless resale and until so registered or qualified, will be subject to significant restrictions on resale. The Shares will constitute a new issue of securities with no established trading market. The Company does not intend to list the Shares on any national securities exchange or to seek the admission thereof to trading in the National Association of Securities Dealers Automated Quotation system. Accordingly, the Company does not anticipate that a public market for the Shares will ever develop. In addition, prior to this sale of the Shares, there has been no public market for the common stock of the Company. As a result, holders of the Shares are likely to experience difficulty in reselling.

6. Further Agreements of the Parties.
   ---------------------------------

     6.1 Covenants. For so long as the Shares are convertible, the Company shall
         ---------
reserve that number of shares of Common Stock issuable upon conversion of the Shares, which shares shall not be subject to any preemptive or other similar rights (collectively, the "Reserved Shares").

     6.2 Use of Proceeds. The Company shall use all of the proceeds from the
         ---------------
sale of the Shares under this Agreement as set forth on Schedule 6.2.

     6.3 Access to Information. Until the consummation of a Public Offering, the
         ---------------------
Purchasers shall be entitled, at their expense, upon reasonable notice, to make such reasonable investigation of the properties, businesses and operations of the Company and such examination of the books, records and financial condition of the Company as they reasonably request and to make extracts and copies of such books and records. Any such investigation and examination shall be conducted during regular business hours and under reasonable circumstances without material interference with the Company's normal business operations, and the Company and its respective employees shall cooperate fully therein. No investigation by the Purchasers prior to or after the date of this Agreement shall diminish or obviate any of the representations, warranties, covenants or agreements of the Company contained in this Agreement or the Transaction Documents. In order that the Purchasers may have full opportunity to make such physical, business, accounting and legal review, examination of the affairs of the Company as may be reasonably requested, the Company shall cause its Representative to cooperate fully with the Representatives of the Purchasers in connection with such review and examination; provided that the Company shall not be required to incur any material expense related thereto. Each Purchaser shall use its reasonable best efforts to maintain the confidentiality of information obtained as a result of the exercise of its rights granted under this Section 6.3.

     6.4 Confidentiality. Except as may be required by applicable law, neither
         ---------------
the Company nor the Purchasers or any of their respective Affiliates shall at any time, divulge, disclose, disseminate, announce or release any information to any person concerning this Agreement, the Transaction Documents or the transactions contemplated hereby or thereby without first obtaining the prior written consent of the other party hereto; provided, however, each Purchaser shall be entitled to disclose information with respect to its investment in the Company or any reports such Purchaser furnishes to its investors or as otherwise required by Law and the Company may disclose the terms of this Agreement in connection with issuance of debt or equity securities.

     6.5 Other Actions. The Company and the Purchasers agree to execute and
         -------------
deliver such other documents and take such other actions as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the Transaction Documents.

     6.6 Indemnity. (a) The Company agrees to indemnify, defend and hold
         ---------
harmless each Purchaser (and its partners (and each officer and director thereof), directors, officers, members, shareholders, Employees, affiliates, agents and permitted assigns) from and against any and all losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties, and reasonable attorneys' fees, disbursements and related charges) (collectively "Losses") based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representations, warranties, covenants or agreements of the Company contained in this Agreement or the Transaction Documents.

     (b) Each Purchaser agrees, severally, for itself only, to indemnify, defend and hold harmless the Company (and its directors, officers, shareholders, Employees, affiliates, agents and permitted assigns) from and against any and all Losses based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representations, warranties, covenants or agreements of such Purchaser contained in this Agreement or the Transaction Documents.

     6.7 U.S. Real Property Holding Corporation. The Company covenants that it
         --------------------------------------
will operate in a manner such that it will not become a "United States real property holding corporation" as such term is defined in Section 897(c)(2) of the Internal Revenue Code of 1986, as amended ("USRPHC"), and the regulations thereunder. The Company agrees to make determinations as to its status as a USRPHC, and it will file statements concerning those determinations with the Internal Revenue Service, in the manner and at the times required under Reg. 1.897-2(h), or any supplementary or successor provision thereto. Within 30 days of a request from a Purchaser, the Company will inform the requesting party, in the manner set forth in Reg. 1.897-2(h) or any supplementary or successor provision thereto whether that party's interest in the Company constitutes a United States real property interest (within the meaning of Internal Revenue Code Section 987(c)(1) and the regulations thereunder) and whether the Company has provided to the Internal Revenue Service all required notices as to its USRPHC status.

     6.8 Financial Statements. Reports. Etc.. The Company shall furnish to each
         -----------------------------------
Purchaser which, together with is Affiliates, purchases and continues to own at least 100,000 Shares:

     (a) as soon as available, and in any event within 90 days after the end of each fiscal year of the Company, (i) an audited financial statement of the Company as of the end of such fiscal year; (ii) the related statements of income, stockholders' equity and cash flows for the fiscal year then ended, prepared in accordance with GAAP and certified by a firm of independent public accountants of recognized national standing selected by the board of directors of the Company and acceptable to a majority in interest of the Purchasers (the "Annual Financial Statements"); and (iii) any related management letters from such accounting firm. The Annual Financial Statements shall be accompanied by a management report describing the state of the Company's business at year end;

     (b) as soon as available, and in any event within 45 days after the end of each month in each fiscal year a balance sheet of the Company, and the related statement of income (with statements of stockholders' equity and cash flows to be provided quarterly), unaudited but prepared in accordance with GAAP (except that such unaudited financial statements need not contain all of the required footnotes and are subject to normal, recurring non-material year-end adjustments) and certified by the chief financial officer of the Company (the "Monthly Balance Sheet"). The Monthly Balance Sheet should be prepared as of the end of such month with statements of income, stockholders' equity and cash flows for such month and for the period from the beginning of the fiscal year to the end of such month, in each case with comparative statements for the prior fiscal year and the most recent 12-month budget delivered by the Company pursuant to
Section 6.8(c) hereof;

     (c) any document relating to the affairs of the Company delivered to any shareholders of the Company; and

     (d) prompt notice, and in any event within ten (10) business days after notice has been received by the Company, of any material litigation or any adverse claims, dispute or any other developments which could reasonably be expected to be material to the operations, assets, or properties of the Company; provided, however, that the rights provided in this Section 6.8 to a Purchaser shall terminate with respect to such Purchaser upon the earlier of (a) a Public Offering or (b) when such Purchaser (or its Affiliates) owns less than fifty percent of the Shares, (including the Common Stock issuable upon conversion thereof) purchased by such Purchaser at the Closing; and provided further that the rights provided in this Section 6.8 shall only be transferable to a transferee that acquires and continues to own at least 50% of the Shares acquired by the Purchaser hereunder.

     6.9 Life Insurance. The Company agrees to maintain at all times life
         --------------
insurance on Charles E. Johnson, Jr. of at least $2,500,000 and life insurance on Christopher Carton of at least $1,000,000, with the Company named as beneficiary of such policies.

7.  Documents to be Delivered at the Closing and Conditions to Closing.
    ------------------------------------------------------------------

     7.1  Documents to be Delivered by the Company. At the Closing, the Company
          ----------------------------------------
shall deliver, or cause to be delivered, to each Purchaser the following:

     (a) Certificates representing the Shares issued hereunder;

     (b) an opinion of Stoll, Keenon & Park, LLP, counsel to the Company, in form and substance satisfactory to Purchasers;

     (c) the Amended and Restated Stockholders Agreement;

     (d) (i) certificate of good standing with respect to the Company issued by the Secretary of State of Nevada; (ii) copy, certified by the secretary or assistant secretary of the Company, as being a true and complete copy of as of the Closing Date, of the by-laws of the Company; and (iii) copy, certified by the Secretary of State of Nevada, of the certificate of incorporation of the Company.

     (e) (i) copy of resolutions of the board of directors of the Company, authorizing the execution, delivery and performance of this Agreement and the Transaction Documents, the issuance of the Shares and the reservation of the Reserved Shares; and (ii) a certificate of the secretary or assistant secretary of the Company, dated the Closing Date certifying that such resolutions were duly adopted and are in full force and effect and attesting to the true signatures and to the incumbency of the officers of the Company, executing this Agreement and the Transaction Documents;

     (f) a certificate, certified by the President or any Vice-President of the Company, stating that the respective representations and warranties of the Company contained in this Agreement are true and correct in all material respects on and as of the Closing Date;

     (g) and such other documents as the Purchasers shall reasonably request.

     7.2 Delivery of Purchase Price and Other Documents by Purchasers. Each
         ------------------------------------------------------------
Purchaser shall deliver as a condition to Closing, (i) its Purchase Price by wire transfer to an account of which the Company shall notify the Purchasers prior to the Closing Date, (ii) this Agreement properly executed by each such Purchaser, and (iii) the Amended and Restated Stockholders Agreement properly executed by each such Purchaser.

     7.3 Mutual Conditions to Closing.  Both the Company's and the Purchaser's
         ----------------------------
obligations under this Agreement is subject to the Company's acquisition prior to Closing of all consents and waivers from the holders of the Company's Series A Preferred Stock which are deemed necessary or desirable by the Company.

8.   Miscellaneous.
     -------------

     8.1 Certain Definitions.
         -------------------

     "Affiliate" of any Person means any Person that directly or indirectly controls, or is under common control with, or is controlled by such Person. As used in this definition, "control" (including with its correlative meanings, "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

     "Benefit Plan" means each plan, program, policy, payroll practice, contract, agreement or other arrangement providing for compensation, severance, termination pay, performance awards, stock or stock related awards, fringe benefits or other employee benefits of any kind, whether formal or informal, funded or unfunded, written or oral and whether or not legally binding, including, without limitation, each "Employee benefit plan," within the meaning of Section 3(3) of ERISA and each "multi-employer plan" within the meaning of Section 3(37) or 4001(a)(3) of ERISA.

     "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

     "Common Stock" means the Company's common stock, par value $.01 per share.

     "Company Benefit Plan" means each Benefit Plan (other than an Employee Agreement) which is now or previously has been sponsored, maintained, contributed to, or required to be contributed to, or with respect to which any withdrawal liability (within the meaning of Section 4201 of ERISA) has been incurred, by the Company for the benefit of any Employee, and pursuant to which the Company has or may have any liability, contingent or otherwise.

     "Contract" means any contract, agreement, indenture, note, bond, loan, instrument, lease, conditional sale contract, mortgage, license, franchise, insurance policy, commitment or other arrangement or agreement, whether written or oral.

     "Employee" means each current, former, or retired employee, office consultant, independent contractor, agent or director of the Company.

     "Employee Agreement" means each management, employment, severance, consulting, non-compete, confidentiality, or similar agreement or contract between the Company and any Employee pursuant to which the Company has or may have any liability, contingent or otherwise.

     "Environmental Claim" means any accusation, allegation, notice of violation, action, claim, Lien, demand, abatement or other Order or direction (conditional or otherwise) by any Governmental Body or any Person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment, nuisance, pollution, contamination or other adverse effects on the environment, or for fines, penalties or restrictions resulting from or based upon (i) the existence or the continuation of the existence, of a Release (including, without limitation, sudden or non-sudden accidental or non-accidental Releases) of, or exposure to, any Hazardous Material or other substance, chemical, material, pollutant, contaminant, odor, audible noise, or other Release in, into or onto the environment (including, without limitation, the air, soil, surface water or groundwater) at, in, by, from or related to the Facilities or any activities conducted thereon; (ii) the environmental aspects of the transportation, storage, treatment or disposal of Hazardous Materials in connection with the operation of the Facilities; or (iii) the violation, or alleged violation, of any Environmental Laws, Orders or Permits of or from any Governmental Body relating to environmental matters connected with the Facilities.

     "Environmental Law" means any law concerning Releases into any part of the natural environment, or activities that might result in damage to the natural environment, or any Law that is concerned in whole or in part with the natural environment and with protecting or improving the quality of the natural environment and protecting public and Employee health and safety and includes, but is not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act ("CERCLA") (42 U.S.C. (S) 9601 et seq.), the Hazardous Materials Transportation Act (40 U.S.C. (S) 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. (S) 6901 et seq.), the Clean Water Act (33 U.S.C. (S) 1251 et seq.), the Clean Air Act (33 U.S.C. (S) 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. (S) 2601 et seq.), the Federal Insecticide, Fungicide, and

Rodenticide Act (7 U.S.C. (S) 136 et seq.) and the Occupational Safety and Health Act (29 U.S.C. (S) 651 et seq.) ("OSHA"), as such laws have been amended or supplemented, and the regulations promulgated pursuant thereto, and any and all analogous state or local statutes, and the regulations promulgated pursuant thereto, and any and all treaties, conventions and environmental public and employee health and safety statutes and regulations or analogous requirements of non-United States jurisdictions in which the Company conducts any business.

     "Environmental Matters" means any matter arising out of or relating to the production, storage, transportation, disposal or Release of any Hazardous Material or otherwise arising out of or relating to safety, health or the environment which could give rise to liability or require the expenditure of money to address, and shall include, without limitation, the costs of investigating and remedying any of the foregoing matters, any fines and penalties arising in connection therewith, and any claim in respect thereof for damages or injunctive relief for alleged personal injury, property damage or damage to natural resources under common law or other Environmental Law.

     "Environmental Permit" means any Permit, variance, registration, or permission required under any applicable Environmental Laws.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended and any regulations promulgated or proposed thereunder.

     "Facility" means real property owned, leased or operated by the Company.

     "GAAP" means generally accepted accounting principles, as in effect in the United States.

     "Governmental Body" means any government or governmental or regulatory body thereof, or political subdivision thereof, whether federal, state, local or foreign, or any agency, instrumentality or authority thereof, or any court or arbitrator (public or private).

     "Hazardous Materials" means any substance, material or waste which is regulated by any local, state or federal Governmental Body in the jurisdiction in which the Company conducts business, or the United States, including, without limitation, any material or substance which is defined as a "hazardous waste", "hazardous material", "hazardous substance", "extremely hazardous waste" or "restricted hazardous waste", "subject waste", "contaminant", "toxic waste", or "toxic substance" under any provision of the Environmental Law, including but not limited to, petroleum products, asbestos, radon and polychlorinated biphenyls.

     "Law" means any federal, state, local or foreign law (including common law), statute, code, ordinance, rule, regulation or other requirement or guideline.

     "Legal Proceeding" means any judicial, administrative or arbitral actions, suits, proceedings (public or private), claims or governmental proceedings.

     "Lien" means any lien, pledge, hypothecation, levy, mortgage, deed of trust, security interest, claim, lease, charge, option, right of first refusal, easement, or other real estate declaration, covenant, condition, restriction or servitude, transfer restriction under any shareholder or similar agreement, encumbrance or any other restriction or limitation whatsoever.

     "Material Adverse Change" means any material adverse change in the business properties, results of operations, prospects or conditions (financial or otherwise) of the Company.

     "Material Default" means a default which could reasonably be expected to result in an Material Adverse Change.

     "Order" means any material order, injunction, judgment, decree, ruling, writ, assessment or arbitration award.

     "Permits" means any approval, authorizations, consents, licenses, permits or certificates by any Government Body.

     "Person" means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Body or other entity.

     "Public Offering" means a firm commitment underwritten public offering of shares of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as then in effect or any comparable statement under any similar federal statute then in force and effect.

     "Qualified Public Offering" shall have the meaning set forth in the Stockholders Agreement.

     "Release" means any release, spill, effluent, emission, leaking, pumping, injection, deposit, disposal discharge, dispersal, leaching, or migration into the indoor or outdoor environment, or into or out of any property owned, operated or leased by the Company, including the movement of any Hazardous Material or other substance through or in the air, soil, surface water, groundwater, or property.

     "Remedial Action" means all actions, including, without limitation, any capital expenditures, required or voluntarily undertaken to (i) clean up, remove, treat, or in any other way address any Hazardous Material or other substance in the indoor or outdoor environment; (ii) prevent the Release or threat of Release, or minimize the further Release of any Hazardous Material or other substance so it does not migrate or endanger or threaten to endanger public health or welfare of the indoor or outdoor environment; (iii) perform pre-remedial studies and investigations or post-remedial monitoring and care; or
(iv) bring any Facility into compliance with all Environmental Laws and Environmental Permits.

     "Representatives" of a Person means its officers, Employees, agents, legal advisors and accountants.

     "Stockholders Agreement" means the First Amended and Restated
Stockholders' Agreement dated as of April 30, 1999, by and among the Company and the shareholders listed on the signature pages thereto.

     "Taxes" means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Section 59A), customs, duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including interest, penalty, or addition thereto, whether disputed or not.

     "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

     8.2 Tax Treatment of Preferred Stock. The Company agrees that the Series B
         --------------------------------
Preferred Stock is stock which participates in corporate growth to a significant extent within the meaning of Treasury Regulation (S) 1.305-5(a), and hence will not be treated as preferred stock for purposes of Internal Revenue Code (S)305 and the regulation thereunder. Accordingly, the Company has determined that there will not be constructive distributions under Treasury Regulation (S) 1.305-5(b) with respect to the Series B Preferred Stock.

     8.3 Expenses. The Company shall pay all fees and expenses of one attorney
         ---------
who may represent one or more of the Purchasers in connection with this Transaction. The Company shall pay all stamp and other taxes which may be payable in respect of the execution and delivery of this Agreement, the Transaction Documents, or the issuance, delivery or acquisition of the Shares and all blue sky expenses.

     8.4 Further Assurances. The Company and the Purchasers each agree to
         ------------------
execute and deliver such other documents or agreements as may be necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby.

     8.5 Submission to Jurisdiction: Consent to Service of Process.
         ----------------------------------------------------------

     (a) The parties hereto irrevocably submit to the non-exclusive jurisdiction of any federal or state court located within the County of Clark, State of Nevada over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action or proceeding related thereto may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     (b) Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action or proceeding by the mailing of a copy thereof in accordance with the provisions of Section 8.10.

     8.6 Entire Agreement: Amendments and Waivers. This Agreement (including the
         ----------------------------------------
schedules and exhibits hereto) represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by (i) the Company, and (ii) Purchasers holding a majority of the Shares purchased hereunder. No action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

     8.7 Conflicts of Laws. This Agreement shall be governed by, and construed
         -----------------
in accordance with the laws of the State of Nevada without giving effect to the principles of conflict of laws thereunder which would specify the application of the law of another jurisdiction.

     8.8 Table of Contents: Headings, Interpretive Matters. The table of
         -------------------------------------------------
contents and section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement. No provision of this Agreement will be interpreted in favor of, or against, any of the parties hereto by reason of the extent to which any such party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft hereof or thereof.

     8.9 Notices. All notices and other communications under this Agreement
         -------
shall be in writing and shall be deemed given when delivered personally, telecopied or mailed by certified mail, return receipt requested, to the parties at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

     If to the Company to:

          Purchase Pro International, Inc.
          3291 N. Buffalo Drive
          Last Vegas, Nevada 89129
          Attn: Charles E. Johnson, Jr.
          Fax: (702) 316-7001

     With a copy (which shall by itself not constitute notice) to:

          Dan M. Rose, Esq.
          Stoll, Keenon & Park, LLP
          201 E. Main Street, Suite 1000
          Lexington, KY 40507

     If to the Purchasers, to the address listed in Schedule I,

     With a copy (which shall by itself not constitute notice) to:

          Robert B. Goldberg, Esq.
          Ellis, Funk, Goldberg, Labovitz & Dokson, P.C.
          One Securities Center
          Suite 400
          3490 Piedmont Road

          Atlanta, GA 30305

     All notices are effective upon receipt or upon refusal if properly delivered.

     8.10 Severability. If any provision of this Agreement is invalid or
          ------------
unenforceable, the balance of this Agreement shall remain in effect.

     8.11 Binding Effect: Assignment. This Agreement shall be binding upon and
          --------------------------
inure to the benefit of the parties and their respective successors and permitted assigns (as permitted in accordance with the terms of this Agreement). Nothing in this Agreement shall create or be deemed to create any third-party beneficiary rights in any person or entity not a party to this Agreement except as provided below. No assignment of this Agreement or any rights or obligations hereunder may be made by the Company or the Purchasers (by operation of law or otherwise) without the prior written consent of the other parties hereto and any attempted assignment without the required consents shall be void; provided, however, that any attempted assignment without the required consents shall be void; provided, however, that the Purchasers may assign this Agreement and any or all rights and obligations hereunder, in whole or in part, to any Affiliate of the Purchasers, but any such assignment shall not relieve the Purchasers of their respective obligations hereunder. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of any Purchaser as a purchaser or holder of Shares (or any securities pursuant to which such Shares may be converted or exercised into) are also for the benefit of and enforceable by, any subsequent holder of such securities. Upon any permitted assignment, the references in this Agreement to the Purchasers shall also apply to any such assignee unless the context otherwise requires.

     8.12 Counterparts. This Agreement may be executed simultaneously in two or
          ------------
more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                 SECURITIES PURCHASE AGREEMENT SIGNATURE PAGES

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                 PURCHASE PRO INTERNATIONAL, INC.


                                 By: /s/ Charles E. Johnson, Jr.
                                    -------------------------------------------
                                 Name: Charles E. Johnson, Jr.
                                      -----------------------------------------
                                 Title: Chairman and Chief Executive Officer
                                        ---------------------------------------

                 SECURITIES PURCHASE AGREEMENT SIGNATURE PAGES


       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.


                                    PURCHASERS:


                                    ___________________________

                SCHEDULE I - SHARES PURCHASED BY EACH PURCHASER

                     SCHEDULES TO SERIES B PREFERRED STOCK
                    --------------------------------------
                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------

                                 SCHEDULE 4.6

                                 SCHEDULE 4.7